Exhibit 10.35


          Neither this Warrant nor the shares of Class A Convertible Preferred Stock or Common Stock issuable upon exercise of this Warrant have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and this Warrant cannot be exercised, sold or transferred, and the shares of Class A Convertible Preferred Stock and Common Stock issuable upon exercise of this Warrant cannot be sold or transferred, unless and until they are so registered or unless such registration is not then required under the circumstances of such exercise, sale or transfer.

No.  W -2
Dated:  July 2, 1996          Warrant to  Purchase  an  aggregate
                              of   243    Shares   of   Class   A
                              Convertible     Preferred     Stock
                              and/or up to that  number of Shares
                              of  Common  Stock  into  which  243
                              Shares   of  Class  A   Convertible
                              Preferred Stock may be converted.


                          CLEARVIEW CINEMA GROUP, INC.

                                     WARRANT

                Exercisable on or before 5:00 P.M., June 1, 2006
                                (unless extended)

     This certifies that, for value received, MIDMARK CAPITAL, L.P., the registered holder hereof ("Holder"), is entitled, subject to the terms and conditions hereof, to purchase from CLEARVIEW CINEMA GROUP, INC., a Delaware corporation (the "Corporation"), at any time or from time-to-time during the periods specified in Section 1 hereof, up to 243 shares of Class A Convertible Preferred Stock of the Corporation ("Class A Convertible Preferred Stock"); provided, however, at the option of the Holder hereof, upon exercise of this Warrant in whole or in part, the Holder hereof may elect to receive, in lieu of any or all of the shares of Class A Convertible Preferred Stock for which this Warrant shall have been so exercised, that number of shares of common stock, par value $.01 per share ("Common Stock"), of the Corporation into which such shares of Class A Convertible Preferred Stock shall be convertible on the date of such exercise. The shares of Class A Convertible Preferred Stock and Common Stock purchasable pursuant to this Warrant are collectively referred to herein as the "Warrant Shares". The Warrant Shares shall be purchasable at a price (the "Exercise Price" per share as determined pursuant to Section 7 hereof. The number of warrant Shares issuable upon exercise of this Warrant is subject to adjustment as provided in Section 7 below. As used herein, the term "Warrant" shall include this Warrant and any warrants delivered in substitution or exchange herefor as provided herein.

     1.   Term of Warrant; Exercise Period; Early Termination.

          (a) Subject to the terms and conditions set forth herein, this Warrant shall be exercisable, in whole or in part (but not as to fractional shares), during the period commencing on the earlier of (i) June 1, 2001 or (ii) the date of the first Liquidity Event (as defined herein), and, unless extended by the Corporation, ending at 5:00 p.m., Eastern Time, on June 1, 2006, (the "Exercise Period"), and shall be void thereafter. Exercise of this Warrant, in whole or in part, during the Exercise Period shall be made in accordance with provisions of
Section 2(a) hereof.

          (b) As used herein, a "Liquidity Event" shall mean the first to occur of any of the following:

               (i) a sale of all or a majority of the outstanding Common Stock;

               (ii) a merger or consolidation involving the Corporation, other than a merger or consolidation in which persons who, immediately prior to the closing of such transaction, were holders of voting securities of the Corporation having in the aggregate in excess of fifty percent (50%) of the voting power of the Corporation hold, immediately after such transaction, voting securities of the surviving entity having in excess of fifty percent (50%) of the voting power of the surviving entity;

               (iii) a sale of all or substantially all of the assets of the Corporation;

               (iv) the consummation of an underwritten public offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended;

               (v) the listing by the Corporation of shares of Common Stock on the New York Stock Exchange, the American Stock Exchange or the National Association of Securities Dealers Automated Quotation System ("NASDAQ"), and/or the registration of The Common Stock as a class under the Securities Exchange Act of 1934, as amended; or

               (vi) liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary.

          (c) (i) As used herein, the "Fair Market Value" of a share of Common Stock shall equal:

               (A) In the case of a Liquidity Event described in subsections "1(b)(i)" or "(ii)", the aggregate cash and the fair market value (as agreed upon by the Corporation and the Holder) of any other consideration received by holders of Common Stock as a result of such event, divided by the number of outstanding shares of Common Stock (assuming the exercise of all warrants and options for, and the conversion of all securities convertible into, Common Stock);

               (B) in the case of a Liquidity Event described in subsection "1(b)(iii)", the aggregate cash and the fair market value (as agreed upon by the Corporation and the Holder) of any other consideration received by the Corporation, less all debts and other liabilities of the Corporation, and less all payments which would be made upon liquidation to holders of securities which are entitled to preferential payments upon liquidation (other than such securities which may be convertible into Common Stock), divided by the number of outstanding shares of Common Stock assuming the exercise of all warrants and options for, and the conversion of all securities convertible into, Common Stock)

               (C) in the case of a Liquidity Event described in subsections "1(b)(iv)" or "1(b)(v)", the average of the daily "Common Stock Market Prices" (as hereinafter defined) for any one hundred and twenty (120) consecutive "Trading Day" (as hereinafter defined) period following the date of such listing, provided that the Common Stock Market Price for each day during such period shall exceed $6,823.59 (i.e., two hundred sixty-six and two-thirds percent (266 and 2/3%) of the purchase price per share of the Class A Convertible Preferred Stock being purchased on the date hereof by the Holder pursuant to that certain Preferred Stock and Warrant Purchase Agreement dated the date hereof (the "Purchase Agreement"), of which this Warrant is an Exhibit) (as adjusted when, as and if, and in the same manner as, the Exercise Price (as hereinafter defined) is adjusted in accordance with Section 7 hereof); and

               (D) in the case of a Liquidity Event described in subsection "1(b)(vi)", the aggregate cash and the fair market value (as agreed upon by the Corporation and the Holder) of any other consideration received by holders of Common Stock as a result of such event, divided by the number of outstanding shares of Common Stock.

          (d)  As used herein:

               (A) The term "Common Stock Market Price" for any day means (1) if the Common Stock is listed or admitted for trading on the New York Stock Exchange (or any successor to such exchange), or, if not so listed or admitted, on any national or regional securities exchange, the last sale price, or the closing bid price if no sale occurred, of the Common Stock on the principal securities exchange on which the Common Stock is listed, or (2) if not listed or traded as described in clause (1), the last reported sales price of the Common Stock on the National Market System of the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices then ln common use, if so quoted, or (3) if not quoted as described in clause (2), the mean between the high bid and the low asked quotations for the Common Stock as reported by the National Quotation Bureau Incorporated if at least two securities dealers have inserted both bid and asked quotations for the Common Stock on as least five of the ten preceding days. If the Common Stock is quoted on a national securities or central market system in lieu of a market or quotation system described above, then the closing price shall be determined in the manner set forth in clause (1) of the preceding sentence if actual transactions are reported and in the manner set forth in clause (3) of the preceding sentence if bid and asked quotations are reported but actual transactions are not.

               (B) The term "Trading Day" shall mean (1) a date on which the New York Stock Exchange (or any successor to such exchange) is open for the transaction of business, or (2) if the Common Stock is not at such time listed or admitted for trading on the New York Stock Exchange (or any successor to such Exchange), a date upon which the principal national or regional securities exchange upon which the Common Stock is listed or admitted to trading is open for the transaction of business, or (3) if not listed or admitted to trading as described in clauses (1) or (2), and if at such time the sales price of Common Stock is quoted on the National Market System of the National Association of Securities Dealers Automated Quotations System, or any similar system of automated dissemination of quotations of securities prices then in common use, a date for which such system provides quotations with respect to securities upon which reports, or (4) if not so quoted, and if at such time the bid and asked prices of the Common Stock are reported by the National Quotation Bureau Incorporated, a date for which the National Quotation Bureau Incorporated provides bid and asked prices with respect to securities upon which it reports, or (5) if not so quoted, any business day.

          (e) Notwithstanding anything to the contrary contained herein, if the Fair Market Value per share of Common Stock established as a result cf any such Liquidity Event shall exceed $6,823.59 (i.e., two hundred sixty-six and two-thirds percent (266 and 2/3%) of the purchase price per share of the Class A

Convertible Preferred Stock being purchased on the date hereof by the Holder pursuant to that certain Preferred Stock and Warrant Purchase Agreement dated the date hereof (the "Purchase Agreement"), of which this warrant is an Exhibit) (as adjusted when, as and if, and in the same manner as, the Exercise Price (as hereinafter defined) is adjusted in accordance with Section 7 hereof), then the number of shares of Class A Convertible Preferred Stock and Common Stock for which this Warrant is then exercisable shall be reduced to a number determined by multiplying such number by a percentage determined in accordance with the following chart (or as determined by straight line interpolation between the two closest percentages set forth in such chart):

FMV            Actual % Difference      New % of Warrant Shares
---            -------------------      -----------------------

$                   266 2/3%                      100%

$                   300%                           75%

$                   333 1/3%                       50%

$                   366 2/3%                       25%

$                   400% or greater                 0%

     2. Exercise of Warrant. (a) This Warrant may be exercised by the Holder, in whole or in part, at the Exercise Price, at any time during the Exercise Period in accordance with Section 1(a) hereof, by mailing or otherwise delivering this Warrant, along with an Exercise Notice in the form attached hereto as Annex A duly executed by the Holder (or the Holder's duly authorized attorney or representative) and payment of the Exercise Price for the Warrant Shares to be purchased, to the address of the Corporation designated pursuant to Section 9 hereof. Following the receipt of notice of any contemplated Liquidity Event pursuant to Section 8 hereof, the Holder may, at any time prior to such Liquidity Event, deliver this Warrant, along with a duly executed Exercise Notice and payment of the Exercise Price for the Warrant Shares to be purchased, to the Corporation for exercise effective upon the consummation of such Liquidity Event. Any such attempted exercise shall be effective only as to those warrant Shares which, pursuant to Section 1(e) hereof, remain available following such Liquidity Event; any excess Exercise Price shall be promptly returned by the Corporation to the Holder.

          (b) Payment for the Warrant Shares to be purchased shall be made (i) in cash or by check, (ii) by cancellation Dy the Holder of indebtedness of the Corporation to the Holder or (iii) by a combination of (i) and (ii).

          (c) In the event that this Warrant is exercised for less than all of the warrant Shares purchasable hereunder, the Corporation will, upon surrender of this Warrant to the Corporation, execute and deliver a new warrant of like tenor and exercisable for the balance of the Warrant Shares for which this warrant may then be exercised.

          (e) This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the Holder entitled to receive Warrant Shares issuable upon exercise shall be treated for all purposes as the holder of record of such shares as of the close of business on such date.

     3. Replacement of Warrant. On receipt of evidence of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of indemnity and or security reasonably satisfactory to the Corporation or, in the case of mutilation, on surrender and cancellation of this Warrant, the Corporation shall execute and deliver a new Warrant of like tenor in substitution hereof.

     4. No Rights as Stockholders. Nothing contained in this Warrant shall be construed to confer upon the Holder of this warrant, in its capacity as such, any right to vote for the election of directors or upon any other matter submitted to stockholders of the Corporation at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings, or to receive dividends or subscription rights, or any other rights or privileges of a stockholder of the Corporation, until the Warrant shall have been exercised as provided herein.

     5.   Transfer of Warrant.

          (a) Restriction on Transferability of Warrant. Neither this Warrant nor any rights of the Holder hereof may be transferred or assigned, in whole or in part, except with the prior written consent of the Corporation. Notwithstanding anything contained herein to the contrary, this Warrant, together with all rights of the Holder hereof, may be transferred or assigned, without consent of the Corporation, to any (i) "affiliate" of the Holder, (ii) successor of the Holder pursuant to a merger, consolidation or sale of substantially all assets, (iii) partner of Holder or of MidMark Equity Partners, L.P., or (iv) other party to whom the shares of Class A Convertible Preferred Stock and/or Common Stock held by the Holder may, pursuant to that certain Stockholders and Registration Rights Agreement, be transferred pursuant to
Section 2.2 thereof. For the purposes of the immediately preceding sentence the term "affiliate" shall have the meaning ascribed thereto pursuant to Rule 405 of the Rules and Regulations promulgated by the

Securities and Exchange Commission pursuant to the Securities Act.

          (b) Exchange of Warrant Upon Transfer. If this warrant is presented for transfer in accordance with the terms hereof, it shall be surrendered by the Holder at the of,ice of the Corporation and accompanied by an assignment in form and substance reasonably satisfactory to the Corporation, duly executed by the Holder or the Holder's duly authorized attorney or representative. On surrender of this Warrant for transfer, the Corporation shall issue a new warrant to Holder's transferee (if transferred in whole), or to the Holder and Holder's transferee, as appropriate (if transferred in part), for the number of shares then issuable upon exercise hereof.

          (c) Warrant Register. The Corporation will maintain a register (the "Warrant Register") containing the names and addresses of the Holder and the holders of other warrants issued by the Corporation. The Holder of this Warrant may change its address shown on the Warrant Register by written notice to the Corporation requesting such change. Until this Warrant is transferred on the Warrant Register of the Corporation, the Corporation shall be entitled to treat the registered holder as shown on the Warrant Register as the owner of this Warrant for all purposes, notwithstanding any notice to the contrary, and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person.

     6. Reservation of Stock. The Corporation covenants that until the expiration of this Warrant, the Corporation will keep reserved from its authorized and unissued Class A Convertible Preferred Stock and Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of this Warrant, as such number may vary from time-to-time. The Corporation further covenants that all shares that may be issued upon the exercise of this Warrant and upon payment of the Exercise Price in accordance with the terms hereof will be duly authorized, validly issued, and fully paid and nonassessable.

     7. Exercise Price. The Exercise Price for each Warrant Share purchasable pursuant to this Warrant shall be one cent ($0.01) per Warrant Share purchased. The Exercise Price shall be subject to adjustment from time to time as hereinafter provided (such price, or the price as last adjusted, also being referred to herein as the "Exercise Price"). Upon each adjustment of the Exercise Price, the Holder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, .he number of warrant Shares obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares purchasable pursuant hereto immediately prior to such adjustment, and dividing the product thereof by the Exercise Price resulting from such adjustment.

          (a) Subdivision or Combination of Stock. In case the Corporation shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares by way of stock split, stock dividend or similar event, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares by way of reverse stock split or similar event, the Exercise Price in effect immediately prior to such combination shall be proportionately increased.

          (b) Reorganization, Reclassification, Consolidation, Merger or Sale. If any capital reorganization or reclassification of the capital stock of the Corporation, any consolidation or merger of the Corporation with another entity, or the sale of all or substantially all of the Corporation's assets to another entity shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets with respect to or in exchange for Common Stock, then, as a condition of such reorganization, reclassification, consolidation, merger or sale, lawful and adequate provisions shall be made whereby the Holder shall thereafter have the right to purchase and receive upon the basis and the terms and conditions specified in this Warrant and in lieu of the shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore purchasable and receivable upon the exercise of the rights represented hereby had such reorganization, reclassification, consolidation, merger or sale not taken place and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including without limitation provisions for adjustments of the Exercise Price and of the number of shares of Common Stock purchasable and receivable upon the exercise of this Warrant) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Corporation will not effect any such consolidation, merger or sale, unless prior to the consummation thereof the successor corporation (if other than the Corporation) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument, executed and mailed or delivered to the Holder at the last address thereof appearing on the books of the Corporation, the obligation to deliver to such holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to purchase.

          (c) Notice of Adjustment. Upon any adjustment of the Exercise Price and/or number of Warrant Shares, then and in each such case the Corporation shall give written notice thereof, by first class mail, postage prepaid, addressed to the holder at the address thereof as shown on the books of the Corporation. The notice shall state the Exercise Price and/or number of Warrant Shares resulting from such adjustment, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

          (d) No Change of Warrant. The form of this warrant need not be changed because of any adjustment in number and kind of Warrant Shares purchasable hereunder pursuant to this Section 7. Any Warrant issued after any such adjustment upon any partial exercise or upon replacement or transfer may continue to express the same terms as are stated in this Warrant as initially issued, and the number and kind of Warrant Shares purchasable hereunder shall be considered to have been so changed as to the close of business on the date or dates of adjustment.

     8. Notice of Corporate Events. In the event the Corporation shall propose to:

          (a) issue to the holders of the outstanding Common Stock any option, warrant or other right to subscribe for or purchase any shares of capital stock of any class or any other securities of the Corporation, or

          (b) effect a merger or consolidation of the Corporation with or into another entity, or

          (c)  undertake any Liquidity Event;

then, in each such case, the Corporation will give the Holder written notice thereof at least 60 days prior to the earlier of (i) the record date for determining the stockholders entitled to receive such dividend, distribution or right or to vote upon such merger, consolidation, dissolution, liquidation or winding-up, or (ii) the contemplated effective date of the Liquidity Event.

     9. Notices. All notices required or permitted hereunder shall be in writing and shall be sufficiently given if: (a) hand delivered (in which case the notice shall be effective upon delivery); (b) telecopied, provided that in such case a copy of such notice shall be concurrently sent by registered or certified mall, return receipt requested, postage prepaid (in which case the notice shall be effective two days following dispatch); (c) delivered by Express Mail, Federal Express or other nationally recognized overnight courier service (in which case the notice shall be effective one business day following dispatch); or

(d) delivered or mailed by registered or certified mail, return receipt requested, postage prepaid (in which case the notice shall be effective three days following dispatch), to the parties at the following addresses and/or telecopier numbers, or to such other address or number as a party shall specify by written notice to the others in accordance with this Section 9.

          If to the Holder:

                         MidMark Capital, L.P.
                         466 Southern Blvd.
                         Chatham, New Jersey 07928
                         Fax: 201-822-8911

                         with a copy to:

                         David F. Broderick, Esq.
                         McCarter & English
                         Four Gateway Center
                         100 Mulberry Street
                         Newark, New Jersey 07101
                         Fax:   201-624-7070

          If to the Corporation:

                         Clearview Cinema Group, Inc.
                         7 Waverly Place
                         Madison, New Jersey 07940
                         Attention: A. Dale Mayo, President
                         Fax: 201-377-4303

                         with a copy to:

                         Warren Colodner, Esq.
                         Kirkpatrick & Lockhart LLP
                         1251 Avenue of the Americas
                         45th Floor
                         New York, New York 10020
                         Fax:   212-536-3901

          10. Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of Delaware.

          11. Certain Events. In the event of the dissolution, liquidation or winding up of the Corporation, the rights to purchase Warrant Shares evidenced by this Warrant Certificate shall terminate and expire and, except as otherwise provided in Section 1(e), the Holder of this Warrant Certificate shall be entitled to receive from the Corporation, after payment of all debts, obligations and liabilities of the Corporation and after payment of any liquidation preference on any class of capital stock of the Corporation having a preference as to such payments over the holders of Class A Convertible Preferred Stock, payment in an amount equal to the greater of (i) the product of (a) the amount by which the liquidating payment per share of Class A Convertible Preferred Stock exceeds the Exercise Price per share of Class A Convertible Preferred Stock, multiplied by (b) the number of shares of Class A Convertible Preferred Stock purchasable pursuant to this Warrant Certificate, or (ii) the product of (a) the liquidating payment per share of Common Stock multiplied by (b) the number of shares of Common Stock issuable upon conversion of all shares of Class A Convertible Preferred Stock purchasable pursuant to this Warrant Certificate.

     12. Preferred Stock and Warrant Purchase Agreement. This Warrant is the Warrant originally authorized for issuance pursuant to the Purchase Agreement. The Holder is entitled to the benefits of the Purchase Agreement and may enforce the agreements of the Corporation contained therein, all in accordance with the terms thereof. Certain terms used in this Warrant not otherwise defined herein shall have the respective meanings specified in the Purchase Agreement.

     13. Stockholders Agreement. All Class A Convertible Preferred Stock, Common Stock or other securities issuable upon exercise of this Warrant shall be subject to all of the provisions of and shall be entitled to the benefits of the Stockholders and Registration Rights Agreement dated as of the date hereof by and among the Corporation and the stockholders of the Corporation as of such date (the "Stockholders Agreement"). Upon such exercise, the holder of the Class A Convertible Preferred Stock, Common Stock or other securities issuable hereunder shall become a "Stockholder" under such Agreement, as the Stockholders Agreement may have been modified, supplemented or amended prior to the date of such exercise. The provisions of this Section 13 shall not apply if the Stockholders Agreement has been terminated, either by agreement of the parties thereto or by its own terms, prior to the date of such exercise.

     IN WITNESS WHEREOF, the Corporation has caused this Warrant to be executed by its duly authorized officer on the date first above written.

                              CLEARVIEW CINEMA GROUP, INC.



                              By:________________________________
                                   Name:  A. Dale Mayo
                                   Title: President

                                                                         Annex A

                                 EXERCISE NOTICE

          The undersigned hereby elects to exercise the right to purchase:

     (i) __________ shares of Class A Convertible Preferred Stock of Clearview Cinema Group, Inc., covered by this Warrant in accordance with the terms and conditions hereof and, in connection therewith, elects to receive:

          (a) __________ shares of Class A Convertible Preferred Stock, [and/or

          (b) that number of shares of Common Stock as would be issuable upon conversion of __________ shares of Class A Convertible Preferred Stock at the Conversion Price in effect on the date hereof].

The undersigned herewith makes payment of the Exercise Price of such Warrant Shares in full in the following manner:

     ( )  Cash in the amount of $__________

     ( ) Check, bank draft or money order payable to the order of "Clearview Cinema Group, Inc." in the amount of $__________, and/or

     ( )  Discharge  of  Indebtedness  in  principal   amount  of
          $__________,  due to the Holder pursuant to ___________
          ___________________________________________.


Dated:  _________________

                              ___________________________________
                                     Holder


                              By:________________________________
                                   Name:
                                   Title:

                              ___________________________________
                              Social Security Number or
                              Taxpayer's Identification
                              Number